SOONER HOLDINGS, INC.
                                  FORM 10-KSB

                  For the fiscal year ended December 31, 1997




                                  Exhibit 22.1

                         Subsidiaries of the Registrant
                         ------------------------------







                           Charlie O Beverages, Inc.

                      Charlie O Business Park Incorporated

                              SD Properties, Inc.





                                      Ex-1